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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 7, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        On November 7, 2002, Tenet Healthcare Corporation, a Nevada corporation ("Tenet"), issued two press releases. The first press release announced that Palm Beach Gardens Medical Center's participation in the Medicare/Medicaid program will continue without interruption. A copy of the press release is attached hereto as Exhibit 99.1. The second press release announced that Tenet had restructured its executive management team, reaffirmed fiscal year 2003 earnings guidance and was re-evaluating future guidance. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 7.    Financial Statements, Pro Forma Financial Statements And Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press release dated November 7, 2002, "Palm Beach Gardens Medical Center Retains Medicare Certification"
99.2	Press release dated November 7, 2002, "Tenet Healthcare Restructures Management Team"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date: November 7, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 7, 2002, "Palm Beach Gardens Medical Center Retains Medicare Certification"
99.2	Press release dated November 7, 2002, "Tenet Healthcare Restructures Management Team"

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ITEM 5. Other Events .
ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.